UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2018

ANTERO RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36120	80-0162034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                   Regulation FD

On October 9, 2018, Antero Resources Corporation (“Antero Resources”) issued a press release announcing (i) that its Board of Directors authorized a share repurchase program under which Antero Resources may repurchase up to $600 million of its outstanding common stock from time to time through March 31, 2020, and (ii) the entry into a definitive simplification agreement, by and among Antero Midstream Partners LP (“Antero Midstream”), Antero Midstream GP LP (“AMGP”) and certain of their affiliates, pursuant to which AMGP has agreed to acquire all outstanding common unit representing limited partner interests in Antero Midstream (the “AM Common Units”), both those held by the public and those held by Antero Resources.  The combined entity will be renamed Antero Midstream Corporation (“New AM”).  Under the terms of the agreement, the public unitholders of Antero Midstream will be entitled to receive a combination of $3.415 in cash and 1.635 shares of New AM stock per AM Common Unit.  Antero Resources will be entitled to receive a combination of $3.00 in cash and 1.6023 shares of New AM stock for each AM Common Unit.  All public unitholders of Antero Midstream will be entitled to elect to receive their merger consideration in all cash, all stock, or a combination of cash and stock, and Antero Resources will have the ability to elect to take a larger portion of its merger consideration in cash if the public unitholders of Antero Midstream disproportionately elect to receive stock consideration, subject in each case to pro ration to ensure that the aggregate amount of cash consideration paid to all AM unitholders equals approximately $598 million. The full text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Antero Resources has posted to its corporate website an investor presentation related to the share repurchase program and the transactions contemplated by the simplification agreement, which is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01 Other Events.

On October 9, 2018, Antero Resources announced that its Board of Directors authorized the repurchase of up to $600 million of its outstanding common stock. The authorization extends through March 31, 2020. To the extent required by law, the information included in Item 7.01 of this Form 8-K is incorporated into this Item 8.01.

NO OFFER OR SOLICITATION

This Current Report relates to (i) a proposed business combination transaction (the “Transaction”) between AMGP and Antero Midstream and (ii) Antero Resources’ authorized share repurchase program. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION

In connection with the Transaction, AMGP will file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, that will include a joint proxy statement of Antero Midstream and AMGP and a prospectus of AMGP. The Transaction will be submitted to Antero Midstream’s unitholders and AMGP’s shareholders for their consideration. Antero Midstream and AMGP may also file other documents with the SEC regarding the Transaction. The definitive joint proxy statement/prospectus will be sent to the shareholders of AMGP and unitholders of Antero Midstream. This document is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that AMGP or Antero Midstream may file with the SEC or send to shareholders of AMGP or unitholders of Antero Midstream in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF ANTERO MIDSTREAM AND AMGP ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE

AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by AMGP or Antero Midstream through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by AMGP will be made available free of charge on AMGP’s website at http://investors.anteromidstreamgp.com/Investor-Relations/AMGP or by directing a request to Investor Relations, Antero Midstream GP LP, 1615 Wynkoop Street, Denver, Colorado 75219, Tel. No. (303) 357-7310. Copies of documents filed with the SEC by Antero Midstream will be made available free of charge on Antero Midstream’s website at http://investors.anteromidstream.com/investor-relations/AM, under the heading “SEC Filings,” or by directing a request to Investor Relations, Antero Midstream Partners LP, 1615 Wynkoop Street, Denver, Colorado 75219, Tel. No. (303) 357-7310.

PARTICIPANTS IN THE SOLICITATION

AMGP, Antero Midstream, Antero Resources and the directors and executive officers of AMGP and Antero Midstream’s respective general partners and of Antero Resources may be deemed to be participants in the solicitation of proxies in respect to the Transaction.

Information regarding the executive officers and directors of AMGP’s general partner is contained in AMGP’s 2018 Annual Report on Form 10-K filed with the SEC on February 13, 2018 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the AMGP’s website at http://www.anteromidstream.com. Information regarding the directors and executive officers of Antero Midstream’s general partner is contained in Antero Midstream’s 2018 Annual Report on Form 10-K filed with the SEC on February 13, 2018, and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Antero Midstream’s website at http://www.anteromidstream.com. Information regarding the executive officers and directors of Antero Resources is contained in Antero Resources 2018 Annual Report on Form 10-K filed with the SEC on February 13, 2018 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the AMGP’s website at http:// www.anteroresources.com.

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above.

FORWARD LOOKING STATEMENTS

This Current Report includes “forward-looking statements.” Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond Antero Resources’ control. All statements, except for statements of historical fact, made in this Current Report regarding activities, events or developments Antero Resources expects, believes or anticipates will or may occur in the future, such as the expected sources of funding and timing for completion of the share repurchase program if at all, the expected consideration to be received in connection with the closing of the Transaction, the timing of the consummation of the Transaction, if at all, the extent to which Antero Resources will be shielded from tax payments associated with the Transaction, pro forma Antero Midstream dividend and DCF coverage targets, estimated pro forma Antero Midstream dividend CAGR and leverage metrics, Antero Resources’ expected ability to return capital to investors and targeted leverage metrics, Antero Resources’ estimated unhedged EBITDAX multiples, future plans for processing plants and fractionators, Antero Resources’ estimated production and the expected impact of Mariner East 2 on Antero Resources’ NGL pricing, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All forward-looking statements speak only as of the date of this Current Report. Although Antero Resources believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

Antero Resources cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the Antero Resources’ control, incident to the exploration for and development, production, gathering and sale of natural gas, NGLs and oil. These risks include, but are not limited to, commodity price volatility, inflation, lack of availability of drilling and production equipment and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating natural gas and oil reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, and the other risks described under the heading “Item 1A. Risk Factors” in Antero Resources’ Annual Report on Form 10-K for the year ended December 31, 2017.

Item 9.01.                                                  Financial Statements and Exhibits

(d)                                           Exhibits.

EXHIBIT	DESCRIPTION
99.1	Antero Resources Corporation press release dated October 9, 2018.

99.2	Investor Presentation dated October 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

By:	/s/ Glen C. Warren, Jr.
Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: October 9, 2018